Angel Oak Mortgage Trust I, LLC 2019-1 ABS-15G

Exhibit 99.30

Angel Oak Mortgage Trust I, LLC 2019-1

Mortgage-Backed Certificates, Series 2019-1

Additional Sample Mortgage Loan Agreed-Upon Procedures

Report To:

Angel Oak Real Estate Investment Trust I

Angel Oak Mortgage Trust I, LLC

8 January 2019

Report of Independent Accountants on Applying Agreed-Upon Procedures

Angel Oak Real Estate Investment Trust I

Angel Oak Mortgage Trust I, LLC

One Buckhead Plaza

3060 Peachtree Road NW Suite 500

Atlanta, Georgia 30305

Re:	Angel Oak Mortgage Trust I, LLC 2019-1 (formerly Angel Oak Mortgage Trust I, LLC 2018-4) (the “Trust”)
Mortgage-Backed Certificates, Series 2019-1 (formerly Mortgage-Backed Certificates, Series 2018-4) (the “Certificates”)
Additional Sample Mortgage Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Angel Oak Real Estate Investment Trust I (the “Sponsor”), Angel Oak Mortgage Trust I, LLC (the “Depositor”), Nomura Securities International, Inc. (“Nomura”) and Deutsche Bank Securities Inc. (“Deutsche Bank Securities,” together with the Sponsor, Depositor and Nomura, the “Specified Parties”) solely to assist the Depositor with respect to certain information relating to a pool of fixed and adjustable rate mortgage loans primarily secured by first liens on one-to-four family residential properties (the “Mortgage Loans”) relating to the Trust’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report dated 1 November 2018 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed with respect to certain information relating to the Preliminary Mortgage Loans (as defined in the Loan File to Data File Comparison AUP Report) that the Sponsor, on behalf of the Depositor, indicated are representative of the Mortgage Loans that will secure the Certificates.

The procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with the information described in the Loan File to Data File Comparison AUP Report and with:

a.	Electronic data files:
i.	Labeled “AOMT 19-1 Loans for EnY.xlsx” (the “Updated Loan Listing Data File”) that the Sponsor, on behalf of the Depositor, indicated contains a list of Loan Numbers (as defined in the Loan File to Data File Comparison AUP Report) corresponding to certain mortgage loans (the “Updated Base Preliminary Mortgage Loans”) that are expected to be representative of the Mortgage Loans and
ii.	Labeled “ASF Tape for EnY.xlsx” and the corresponding record layout and decode information (the “Additional Preliminary Data File”) that the Sponsor, on behalf of the Depositor, indicated contains information as of 1 January 2019 (the “Updated Cut-off Date”) relating to the Additional Sample Mortgage Loans (as defined in Attachment A),
b.	Imaged copies of the Note, Application, Credit Risk Summary, Credit Report, Underwriting Summary, Appraisal and Settlement Statement (all as defined in the Loan File to Data File Comparison AUP Report) (collectively, the “Source Documents”) that the Sponsor, on behalf of the Depositor, indicated relate to the Additional Sample Mortgage Loans and
c.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures described in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Updated Loan Listing Data File, Additional Preliminary Data File, Source Documents, information provided to us as described in the Loan File to Data File Comparison AUP Report and the determination of the instructions, assumptions and calculation methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Additional Preliminary Data File. We were not requested to perform and we have not performed any procedures other than those listed in the Loan File to Data File Comparison AUP Report with respect to the Preliminary Data File (as defined in the Loan File to Data File Comparison AUP Report). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Updated Loan Listing Data File, Source Documents or any other information provided to us by the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Mortgage Loans, Updated Base Preliminary Mortgage Loans or Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

8 January 2019

Attachment A Page 1 of 2

Procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings

1.	For each mortgage loan on the Preliminary Data File and Updated Loan Listing Data File, we compared the Loan Number, as shown on the Preliminary Data File, to the corresponding Loan Number, as shown on the Updated Loan Listing Data File, and noted that:
a.	224 of the Updated Base Preliminary Mortgage Loans included on the Updated Loan Listing Data File were not included on the Preliminary Data File,
b.	54 of the Preliminary Mortgage Loans included on the Preliminary Data File were not included on the Updated Loan Listing Data File (the “Removed Preliminary Mortgage Loans”) and
c.	16 of the Removed Preliminary Mortgage Loans were Sample Mortgage Loans (as defined in the Loan File to Data File Comparison AUP Report) (the “Removed Sample Mortgage Loans”).

The Removed Sampled Mortgage Loans are Angel Oak Loan Numbers (as defined in the Loan File to Data File Comparison AUP Report) 100010036, 100010180, 202688581, 203355870, 203355910, 203550607, 204097657, 204179171, 204179190, 204240978, 204350656, 204350688, 204477341, 204492632, 204492673 and 204510609.

2.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 20 Updated Base Preliminary Mortgage Loans that were not Sample Mortgage Loans from the Updated Loan Listing Data File (the “Additional Sample Mortgage Loans”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Additional Sample Mortgage Loans or the methodology they instructed us to use to select the Additional Sample Mortgage Loans from the Updated Loan Listing Data File.

3.	For each Additional Sample Mortgage Loan, we compared the Sample Characteristics (as defined in the Loan File to Data File Comparison AUP Report) as shown on the Additional Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the information, instructions, qualifications, assumptions and methodologies provided by the Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A of the Loan File to Data File Comparison AUP Report and the additional instruction provided by the Sponsor, on behalf of the Depositor, described in the final paragraph of this Item 3. The Source Document(s) that we were instructed by the Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A of the Loan File to Data File Comparison AUP Report. Except for the information shown on Exhibit 1 to Attachment A, all such compared information was in agreement.

Attachment A Page 2 of 2

3. (continue)

For the purpose of using the notes to Exhibit 1 to Attachment A of the Loan File to Data File Comparison AUP Report, the Sponsor, on behalf of the Depositor, instructed us to replace any reference to “Sample Mortgage Loan,” ”Preliminary Data File” and “204350684” in the notes to Exhibit 1 to Attachment A of the Loan File to Data File Comparison AUP Report with “Additional Sample Mortagage Loan,” “Additional Preliminary Data File” and “204460373,” respectively.

Exhibit 1 to Attachment A

Sample Characteristic Differences

Angel Oak		Additional Preliminary Data
Loan Number	Sample Characteristic	File Value	Source Document Value

100010117	Sale price (if applicable)	<blank>	[Redacted]

100010156	Sale price (if applicable)	<blank>	[Redacted]

204179229	Property type	1 Family Attached	PUD
	Sale price (if applicable)	<blank>	[Redacted]

204451698	Sale price (if applicable)	<blank>	[Redacted]

204460373	Sale price (if applicable)	<blank>	[Redacted]

204479230	Sale price (if applicable)	<blank>	[Redacted]

204479257	Sale price (if applicable)	<blank>	[Redacted]

204492613	Property type	Single Family Detached (non-PUD)	PUD

204510604	Sale price (if applicable)	<blank>	[Redacted]

204510608	Sale price (if applicable)	<blank>	[Redacted]

204592898	Sale price (if applicable)	<blank>	[Redacted]

204948335	Original loan-to-value ratio	[Redacted]	[Redacted]